Exhibit 99.6 - Display Solutions for Advanced Technology - April 24, 2002, USDC 2002 Display Industry Conference.

----------------------------

Slide 1

NYSE:  TFS

Jack L. Saltich
Chief Executive Officer

Jeffrey D. Buchanan
Chief Financial Officer

Three-Five Systems, Inc.
     Display Solutions for Advanced Technology
     Tempe, Arizona
     www.threefive.com

-------------------------------------------
Slide 2

Included in this material are certain predictions, estimates and other forward-looking statements. They are subject to risks and uncertainties that could cause the actual results to differ materially. Such risks and uncertainties include customer and market concentration, increased competition, supplier difficulties, and other similar issues. These risks and uncertainties, as well as other important factors relating to our business, are described in the Company's filings with the SEC, including its 10K.

-------------------------------------------
Slide 3
TFS Company Overview

Global Custom Display Solutions Provider
     Design, Sales Support, Manufacturing Capability

Full Portfolio of Display Technology
     STN, CSTN, TFT, OLEDs, Microdisplays

Two Distinct Businesses

Engaged in Large Growing Markets
     Served Direct View Display Market: $7B+
     Microdisplay Market: $3B+

-------------------------------------------
Slide 4

Custom Displays - How We Win
Deliver what the Customers want,
When they want it.

Research and Development: US
Engineering Support & Design Centers: US, China, Europe
Manufacturing
     Glass: China
     Module Assembly: China, Philippines
Sales Support: US, China, Singapore, Europe, Taiwan, Korea, Japan, Brazil

-------------------------------------------
Slide 5
Served Core Business Market
     Dollars in billions

                                    2001            2002             2003            2004             2005
                                    ----            ----             ----            ----             ----
                                                                       *
Industrial/Medical                   1.232           1.279           1.36             1.438         1.523
Consumer                             1.787           1.779           2.08             2.308         2.465
Cellular                             3.538           4.064           4.233            4.450         4.834

*Color  - 25-35% in 2003

Cellular
Consumer
Industrial/Medical

Source: SRI, various industry resources

--------------------------------------------
Slide 6
Customer & Market Diversification: Growing

                          Q1-01          Q2-01           Q3-01          Q4-01           Q1-02
Cellular                    0              0               1              1               5
Industrial                  0              0               0              1               1
Auto                        0              0               0              2               1
Consumer                    1              0               1              0               1
Medical                     0              0               0              2               0
Computer                    0              0               0              1               0


21% are Color

-------------------------------------------
Slide 7

OLED Technology

Technology Attributes
     Emissive (No Backlight)
     High Contrast
     Wide Viewing Angle
     Low Power
     Thin & Light

Long-Term Cost Leadership
     Plastic Substrates
     Roll-to-Roll Fabrication

**Graphics show OLED version and LED version

-------------------------------------------
Slide 8
Increasing Display Value

INFORMATION CONTENT

Direct View Displays
     Segmented
         Household Audio
     Dot Matrix
         Household Appliance
         Audio Equipment
         Dashboard Display
         Cell Phones
     Graphics
         Phones
         Video Games
         Electronic
         POS Terminals
         MP3 Players

Microdisplays
     Internet
         Portable Communications
         PDAs
         Network Appliances
     High Definition
         Projection TV
         Large Computer Monitors
         Front Projectors

Graphic:     x-axis: Resolution - Time - Market Size
             y-axis: Price

--------------------------------------------
Slide 9
LCoS Microdisplay
     Leverage Two Major Technologies
     -   Liquid Crystal
     -   Silicon CMOS

Glass
Liquid Crystal
Silicon CMOS

--------------------------------------------
Slide 10
LCoS Microdisplay Markets

Digital Television  -
     1,000,000 - 2,000,000 Pixels
     2005:  $1 billion
Multi-media Projectors  -
     1,300,000 - 2,000,000 Pixels
     2005: $1.45 billion
Large Format Monitors -
     1,300,000 - 5,000,000 Pixels
     2005: $1 billion
Mobile Appliances -
     500,000 Pixels
     2005: $2 billion
     Zight See Beyond

Total Projected Market 205:  $5.5 billion*

*Source: McLaughlin Consulting Group/Stanford Resources

--------------------------------------------
Slide 11
LCoS Microdisplay Evolution

Better Performance
     Brighter
     More Contrast
     More Uniform
     Less Artifacts

Better Support Electronics
     More Integrated
     Less Costly
     Easier to Use

More Pixels:  1.3M, 2M, 5M
Smaller Pixels:  1.3M, 1.3M

-------------------------------------------
Slide 12
LCoS Microdisplay Support Electronics

ASIC      ASIC       6 Custom ASICS                           Less Expensive
ASIC      ASIC                                                Smaller
ASIC      ASIC       10 Support ICs                           Lower Power
GEN 1                                                         Higher Performance

                     ASIC                 1 Custom ASIC
                                          5 Support ICs       GEN 2
                     Image Quality>>
   2001      2002          2003                2004             2005


-------------------------------------------
Slide 13
LCoS Kernel Concept

Value Chain Integration Approach

Imagers - Three-Five Systems, Inc.
+Drive ASIC(s) - Three-Five Systems, Inc.
Color Management Prism - ColorLink
Projection and/or Input Optics(?) - ColorLink


-------------------------------------------
Slide 14
LCoS Microdisplay Roadmap

-    HDTV / Monitor
-    Projector
-    Zight See Beyond
-    Mobile Appliance

Time                     2000                   2001                          2002
Resolution        SXGA - 1.3M, .78"
                  SVGA - 5M, .43
                                        WUXGA - 2.3M, .85"
                                        XGA - .78M, .53"
                                                720P - 1M, .7"
                                                                     SXGA+ - 1.5M, .72"
                                                                             QSXGA - 5M, .85"

-------------------------------------------
Slide 15
Intellectual Property Focus

                               TFS IP         TFS IP          TFS IP       TFS IP
                             Thru 1999       2000/2001         2002         Total
Patents Issued                      5              4             1               10
Patents Filed                      12             29             -               41
Patent Disclosures                 16             24            41               81


-------------------------------------------
Slide 16

Partnering for the Future

Mitsui & Co., Ltd.
DuPont Displays
RCA
Synaptics - The Human Interface Company
China Displays
Kyocera
ADO - Advanced Digital Optics
UMC

Graphic:   logo of each company list on slide

-------------------------------------------
Slide 17
Our Growth Plan

Profitable Design Wins with Existing Customers
Win New Customers in New Markets using Advanced Display Product Portfolio Drive Microdisplays to Market

-------------------------------------------
Slide 18
Finance

-------------------------------------------
Slide 19
Financial History

Sales Revenue($ millions)

     1998:         $95.0
     1999:        $147.4
     2000:        $160.7
     2001:        $116.0(1)

Net Income($ millions)

     1998:          $2.6
     1999:          $6.9
     2000:         $14.8
     2001:        $(13.6)(1)

(1) Proforma

-------------------------------------------
Slide 20

STN ASP Trend

Price Per Unit ($dollars)

1998           $10.3
1999           $10.0
2000            $9.9
2001            $8.7
2002            $7.0 (Estimated)


--------------------------------------------
Slide 21

STN ASP Design Wins

Price per Unit ($ dollars)

2000     $12
2001     $16
2002     $24

---------------------------------------------
Slide 22

Income Statement
     ($ in millions)

                                                                                                 Long-Term
                                                                                1st Qtr.         Financial
                               1999             2000            2001*             2002             Model
Revenue                       $147.4          $160.7           $119.1          $  23.1            100%
Gross Margin                    29.8            36.0               .4               .2             30%
                                20.2%           22.4%              .3%              .9%
SGA                             11.2             9.5              9.9              3.1              3%
                                 7.6%            5.9%             8.3%            13.4%
RD&E                             8.7            13.3             16.9              4.8              7%
                                 8.3%           10.4%            14.2%            20.8%
Operating Income                 9.9            13.2            (26.4)            (7.7)            20%
                                 6.7%            8.2%           (22.2)%          (33.3)%
Net Income                      $6.9           $14.8           $(12.7)            (4.3)            14%
                                 4.7%            9.2%           (10.7)%          (18.6)%
EPS (diluted)                   $0.43           $0.69            $0.59           $(0.20)

*Proforma

-------------------------------------------
Slide 23

Balance Sheet
     ($ millions)

                                                     December 31,                   March 31,
                                                       2001                          2002
Assets:
     Cash and Investments                         $        156.1                $        145.4
     Inventory                                              15.6                          14.3
     Accounts Receivable                                    18.1                          13.9
     PP&E and Other                                         56.1                          61.0
                                                  --------------                --------------
     Total                                        $        245.9                $        234.6
                                                  ==============                ==============

Liabilities & Equity:
     Short Term Liabilities                       $         21.6                $         15.0
     Capital                                               193.6                         193.2
     Retained Earnings                                      30.7                          26.4
                                                  --------------                --------------
     Total                                        $        245.9                $        234.6
                                                  ==============                ==============

-------------------------------------------
Slide 24

Three-Five Systems, Inc.
     NYSE